UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _________________
 SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ________________
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PRIORITY TECHNOLOGY HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 (the “Proxy Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Priority Technology Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on April 12, 2022 amends and replaces the form of proxy (the “Form of Proxy”) as included in the Proxy Statement. The information set forth in the Proxy Statement remains unchanged except as set forth in this Proxy Statement Amendment, in which case the information in the Proxy Statement is superseded by the information in this Proxy Statement Amendment.

Amendment to the Form of Proxy

Item 2 of the Form of Proxy as included with the Proxy Statement incorrectly stated the proposal as approval of the Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan rather than to approve Amendment 1 to the Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan.

Item 3 of the Form of Proxy as included with the Proxy Statement incorrectly stated the proposal as a vote to approve an amendment to our Second Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements rather than to approve Amendment 1 to the Priority Technology Holdings, Inc. 2018 Equity Incentive Plan.

By this Proxy Statement Amendment, the Company is filing an amended form of proxy (the “Amended Form of Proxy”). The Amended Form of Proxy is necessary to make the Form of Proxy consistent with the proxy card that has been mailed to shareholders for vote at the Annual Meeting of Shareholders.

The soliciting materials distributed to shareholders contained the Amended Form of Proxy.

Amended Form of Proxy

The Amended Form of Proxy is as follows:

PRIORITY TECHNOLOGY HOLDINGS, INC.
VOTE BY INTERNET
Before the Annual Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Annual Meeting - Go to www.virtualshareholdermeeting.com/PRTH2022.
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future Proxy Statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

2001 WESTSIDE PARKWAY
SUITE 155
ALPHARETTA, GEORGIA 30004

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRIORITY TECHNOLOGY HOLDINGS, INC.

The Board of Directors recommends that you vote FOR the election of the following six director nominees:				The Board of Directors recommends you vote ONE YEAR on the following proposal:

1. To elect the following six directors to serve until their successors are duly elected and qualified:	For	Against	Abstain		1 year	2 years	3 years	Abstain
Nominees:				5. To approve, on a non-binding advisory basis, the frequency of future shareholder advisory votes on the compensation of our Named Executive Officers
1a. Thomas Priore
1b. John Priore
1c. Marietta Davis
1d. Christina Favilla
1e. Stephen Hipp
1f. Michael Passilla

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4.				The Board of Directors recommends you vote FOR the following proposal:
	For	Against	Abstain			For	Against	Abstain
2. To approve Amendment 1 to Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan.				6. Ratification of the appointment of Ernst and Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

3. To approve Amendment 1 to Priority Technology Holdings, Inc. 2018 Equity Incentive Plan.

4. To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

NOTE: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PRIORITY TECHNOLOGY HOLDINGS, INC.
Annual Meeting of Stockholders
May 25, 2022 11:00 A.M. Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas C. Priore and Bradley Miller, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Priority Technology Holdings, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held virtually on the Internet at www.virtualshareholdermeeting.com/PRTH2022 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL SIX NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, ONE YEAR ON PROPOSAL 5, FOR PROPOSAL 6, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side